                                                                EXHIBIT 10.3


                                 LOAN AGREEMENT


         THIS AGREEMENT (the "Agreement") is made and entered into this 1st day of November, 2002, by and between Trimedia Entertainment Group, Inc., a Delaware corporation (the "Borrower") and Gemini Growth Fund, LP, a Delaware limited partnership (the "Lender").



                              W I T N E S S E T H :

         WHEREAS, the Borrower has requested that Lender make a loan to Borrower of up to $250,000 (the "Loan"); and

         WHEREAS, Lender has agreed to make such a loan available to Borrower upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, it is agreed as follows:


     SECTION 1.  Definitions.  All of the terms defined in this Agreement  shall
                -------------
have such defined meanings when used in the other Loan Documents (as hereinafter defined) and any certificates, reports or other documents or instruments issued under or delivered pursuant to this Agreement unless the context shall require otherwise. For purposes of this Agreement, the following terms shall have the following meanings:

     1.1 "Affiliate" shall mean an entity that is a member of a "controlled group of corporations" (within the meaning of Section 414(b) of the Internal Revenue Code), an "affiliated service group" (within the meaning of Section 414(m) of the Internal Revenue Code), or a group of trades or business under common control (within the meaning of Section 414(c) of the Internal Revenue
Code) that also includes the Borrower as a member.

     1.2 "Agreement" shall include this Agreement as amended, modified or supplemented from time to time.

     1.3 "Authorized Officer" shall mean the Chief Executive Officer or the President of the Borrower or such other person designated in writing to the Lender, who is authorized to act on behalf of the Borrower hereunder.

     1.4 "Business Day" means a day upon which banks are open for the transaction of business of the nature required by this Agreement in Texas.

     1.5 "Capital Expenditure": means any payment made directly or indirectly for the purpose of acquiring or constructing fixed assets, real property or equipment which in accordance with GAAP would be added as a debit to the fixed asset account of the Person making such expenditure, including, without limitation, amounts paid or payable under any conditional sale or other title retention agreement or under any lease or other periodic payment arrangement which is of such a nature that payment obligations of the lessee or obligor thereunder would be required by generally accepted accounting principles to be capitalized and shown as liabilities on the balance sheet of such lessee or obligor.

     1.6 "Cash Flow"  means an amount  equal to (i) the  Borrower`  Consolidated
EBITDA,   minus   (ii)  the   Borrower`s   Consolidated   non-financed   Capital
Expenditures.

     1.7 "Capital Lease" means any lease of property (real, personal or mixed) which, in accordance with GAAP, should be capitalized on the lessee`s balance sheet or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet.

     1.8 "Change of Control" means (a) a Change of Ownership; (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of the Borrower (together with any new directors whose election by the board of directors of the Borrower or whose nomination for election by the shareholders of Borrower was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office. For purposes of this Agreement, neither the reincorporation of U.S. Patriot, Inc. to a Delaware corporation, the merger with U.S. Patriot, Inc. into Borrower nor the election or appointment of directors in the next 90 days as a result of the merger shall be deemed a Change of Control.

     1.9 "Change of Ownership" means any person or group of persons (other than the Lender and/or the shareholders of the Borrower on the Closing Date) that shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of forty percent (40%) or more (computed on a fully diluted basis) of the issued and outstanding shares of capital stock of Borrower having the right to vote for the election of directors of Borrower under ordinary circumstances.

     1.10 "Closing Date" means the date first set forth above.

     1.11 "Committed Amount" means the principal amount of $250,000 which Lender has agreed to lend to Borrower as evidenced by the Convertible Note.

     1.12 "Common Stock" shall have the meaning as defined in Section 3.3.

     1.13 DELETED.

     1.14 "Consolidated EBITDA" means, for any Person for any period:

          (i) the consolidated net income of such Person and its Consolidated Subsidiaries for such period (after Income Taxes), but excluding:

               (a) any gain arising from the sale of capital assets,

               (b) any gain arising from any write-up of assets,

               (c) earnings of any other Person, substantially all of the assets of which have been acquired by such Person or its consolidated Subsidiaries in any manner, to the extent that such earnings were realized by such other Person prior to the date of such acquisition.

               (d) earnings of any Person in which the Person or its Consolidated Subsidiaries has an ownership interest (other than wholly owned Subsidiaries of such Person), unless such earnings have actually been received by the Person or its Consolidated subsidiaries in the form of cash distributions,

               (e) earnings of any Person to which assets of the Person or its Consolidated Subsidiaries shall have been sold, transferred or disposed of, or into which the Person shall have merged, to the extent that such earnings arise prior to the date of such transaction,

               (f) any gain arising from the acquisition of any securities of such Person or any of its Consolidated subsidiaries, and

               (g) any extraordinary gain realized by such Person or any of its Consolidated subsidiaries during such period.


          (ii) plus the following, but only in each case to the extent incurred by the Borrower and its Consolidated Subsidiaries during such period and deducted in the calculation above for such period,


               (a) all income and franchise taxes,

               (b) all Interest Expense,

               (c) all depreciation expense, and

               (d) all amortization expense.

     1.15 "Consolidated Subsidiary" or "Consolidated Subsidiaries" means, for any Person, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements as of such date in accordance with GAAP.

     1.16 "Current Assets" means, at any particular time, all amounts which, in conformity with GAAP, would be included as current assets on a consolidated balance sheet of the Borrower and its Subsidiaries; provided however, there shall be excluded therefrom (a) all prepaid expenses of every type and nature,
(b) all amounts due from partners, officers, stockholders or other Affiliates, and all loans due from employees, and (c) all deferred charges.

     1.17 "Current Liabilities" means, at any particular time, all amounts (including deferred taxes) which, in conformity with GAAP, would be included as current liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries.

     1.18 "Current Ratio" means the ratio of Current Assets to Current Liabilities.

     1.19 "Debt" means, with respect to any Person on any date of determination (without duplication), (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations to pay the deferred purchase price of property or services except trade accounts payable arising in the ordinary course of business which are paid when due in accordance with ordinary-course payment terms, (iv) all obligations arising under acceptance facilities or facilities for the discount or sale of accounts receivable, (v) all direct or contingent obligations in respect of letters of credit, (vi) lease obligations (other than lease obligations with respect to operating leases) that have been (or under GAAP should be) capitalized for financial reporting purposes, (vii) liabilities secured (or for which the holder of any obligations or liabilities has an existing right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person and (viii) all guaranties, endorsements and other contingent obligations for liabilities or obligations or the maintenance of financial condition of others, including obligations to repurchase or purchase properties or to maintain or cause to maintain any financial condition.

     1.20 "Default" or "Event of Default" means the occurrence of all or any of the events specified in Section 7 and/or set forth in the Convertible Note (as defined below).

     1.21 "Indebtedness" means with respect to any Person, all indebtedness of such Person for borrowed money, all indebtedness of such Person for the acquisition of property other than purchases of products and merchandise in the ordinary course of business, indebtedness secured by a lien, pledge or other encumbrance on the property of such Person whether or not such indebtedness is assumed, all liability of such Person by way of endorsements (other than for collection or deposit in the ordinary course of business); all guarantees of Indebtedness of any other Person by such Person (including any agreement, contingent or otherwise, to purchase any obligation representing such Indebtedness or property constituting security therefor, or to advance or supply funds for such purpose or to maintain working capital or other balance sheet or income statement condition, or any other arrangement in substance effecting any of the foregoing); all leases and other items which in accordance with Generally Accepted Accounting Principles are classified as liabilities on a balance sheet.

     1.22 "Interest Expense" means, with respect to any Person and for any period (without duplication), all interest on that Person`s Debt, whether paid in cash or accrued as a liability and payable in cash during any subsequent period (including, without limitation, the interest component of Capital Leases), as determined by GAAP.

     1.23 "Liabilities" mean all liabilities, obligations and indebtedness of any and every kind and nature (including, without limitation, lease obligations, accrued interest, charges, expenses, attorneys` fees and other sums) chargeable to the Borrower and made to or for the benefit of the Borrower, whether arising under this Agreement or arising under the Note or any of the Loan Documents of the Borrower, whether heretofore, now or hereafter owing, arising, due or payable from Borrower to the Lender and however evidenced, credited, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed, or otherwise, including obligation of performance.

     1.24 "Liens" shall have the meaning set forth in Section 3.9.

     1.25 "Loan Amount" means the principal amount of up to $250,000 which Lender has agreed to lend Borrower at Lender`s sole option.

     1.26 "Loan Documents" means this Agreement, the Convertible Note, the Pledge Agreement, the Warrant, the Security Agreement, and all documents, instruments, certificates, reports and all other written matters whether heretofore, now, or hereafter executed by or on behalf of the Borrower and/or delivered to Lender in connection herewith.

     1.27  "Convertible  Note"  or  "Note"  means  one or  more  Senior  Secured
Promissory Notes, to be executed by the Borrower in favor of the Lender, substantially in the form of Exhibit 1 attached hereto.

     1.28 "Material Adverse Effect" shall have the meaning set forth in Section 3.1.

     1.29 "Net Income" or "Net Loss" means, with respect to any Person for any period, the net income or net loss of such Person determined in accordance with GAAP, after payment of income Taxes but excluding any extraordinary or non-recurring items.

     1.30 "Obligation" shall mean the principal amount of the Loan, plus fourteen percent (14%) interest per annum (subject to adjustment) together with such costs and reimbursements as may be due under the Loan Agreement and the Note.

     1.31 "Pledge Agreement", if any, means the pledge agreement of approximate even date herewith executed by pledgor in favor of the Lender.

     1.32 "Registrable Securities" shall mean (i) the Common Stock issued upon conversion of the Convertible Notes, or (ii) any Common Stock issued upon the exercise of the Warrant, right or other security which is issued in conjunction with this transaction by way of stock dividend; any other distribution with respect to or in exchange for, or in replacement of Common Stock; stock split; or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     1.33 "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof.

     1.34  "Security   Agreement"  means  that  certain  Security  Agreement  of
approximate even date herewith executed by the Borrower in favor of the Lender.

     1.35 "Subsidiary" means any corporation or limited liability company of which at least a 50% of the outstanding securities having ordinary voting powers for the election of Board of Directors (or similar governing body) are at the time owned by Borrower. As used herein, the term "Borrower" shall be deemed to include all of Borrower`s Subsidiaries, if any.

     1.36 "Termination Date" means the earlier of: (a) November 30, 2003; (b) the date of the occurrence and continuance of an Event of Default (as hereinafter defined); (c) the date of repayment of the Loan Amount plus accrued interest; (d) the date of the closing of a secondary public offering by the

Borrower and/or its shareholders; or (e) the date of the Change of Control of the Borrower.

     1.37 "Warrant", if any means that certain warrant of approximate even date herewith executed by the Borrower in favor of the Lender.

     SECTION 2. Loan.
                ----

     2.1  Committed  Loan Amount.  Subject to the terms and  conditions  of this
          ----------------------
Agreement, the Lender agrees to loan to the Borrower $250,000 pursuant to the terms of the Convertible Note and the other Loan Documents upon the execution of this Agreement. The Lender shall provide such funds (via check or wire transfer) to the Borrower within five (5) business days of receipt by the Lender of such Loan Documents duly executed by Borrower, or within such shorter period as Borrower and Lender mutually agree. Nothing set forth herein shall prohibit the Borrower from making prepayments without penalty at any time and from time to time (subject to prior conversion rights). All provisions of the Convertible Note are incorporated herein by reference. Any conflicts between the Convertible Note and this Loan Agreement shall be resolved by reference to the Convertible Note. Upon execution of this Agreement, contemporaneous with the funding of the Loan, Borrower shall promptly pay to the order of the Lender a commitment fee in the amount of 1% and an origination fee of 4%. Such fees shall be applicable to any further lending from Lender to Borrower.

     2.2 Payments of Interest and  Principal.  Interest on the Loan Amount shall
         -------------------
accrue at the rate of fourteen percent (14%) per annum from the date of receipt of funds by Lender, and shall be payable via wire transfer in cash. Unless earlier repaid in accordance with payment provisions set forth in the Note, Borrower shall pay to Lender on the Termination Date the entire principal amount of the outstanding Convertible Notes, via wire transfer, together with accrued interest thereon and any fees then owed.

     2.3 Use of Proceeds. The proceeds of the Loan shall be used by the Borrower
        ----------------
in accordance with the provisions of Schedule 2.3 hereof.

     2.4 Conversion.       Terms found in the Convertible Note.
         ----------

     SECTION 3. Representations and Warranties. In order to induce the Lender to enter into this Agreement and to make the Loan available, the Borrower represents and warrants to the Lender as of the Closing Date (which representations and warranties shall survive the delivery of the documents mentioned herein, and the termination of this Agreement) as follows:

     3.1 Organization.
         -------------
          (a) The Borrower and each Subsidiary, if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its respective formation, has the power to own its respective properties and to carry on its respective businesses as now being conducted and is duly qualified to do business in every jurisdiction in the United States of America for which the failure to so qualify would have a material impact on the financial condition, operations, business or prospects of the Borrower ("Material Adverse Effect").

          (b) Schedule  3.1 sets forth true and complete  copies of the Articles
              -------------
     of Incorporation and Bylaws, as in effect on the date hereof, of the Borrower and all other corporate formation and governing documents of each of the Subsidiaries. Except as set forth in Schedule 3.1(b), the Borrower does not own or control, directly or indirectly, any equity interest in any corporation, company, limited liability company, association, partnership, limited partnership, joint venture or other entity.

     3.2  Power  and  Authority.  The  Borrower  is duly  authorized  under  all
          ---------------------
applicable provisions of law, its Articles of Incorporation, and its Bylaws to execute, deliver and perform this Agreement, the Convertible Note and the other Loan Documents to which it is a party, and all other action on the part of the Borrower required for the lawful execution, delivery and performance thereof have been duly taken. This Agreement and the other Loan Documents, if any, upon the due execution and delivery thereof, are valid and enforceable instruments, obligations or agreements of the parties, in accordance with their respective terms, except as to enforcement of creditors rights generally. Neither the execution of this Agreement and the Loan Documents, nor the fulfillment of or compliance with their provisions and terms, conflicts with, or has or will result in a breach of the terms, conditions or provisions of, or constitute a violation of or default under: (a) any applicable law, regulation, order, writ or decree; or (b) any agreement or instrument to which the Borrower is a party, or create any lien, charge or encumbrance upon any of the property or assets of any of them pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them are bound except those in favor of the Lender expressly created hereunder.

     3.3  Capitalization.  As of the date hereof, the total number of authorized
          --------------
shares of common stock of the Borrower (the "Common Stock") is 100,000,000 of which 1 share is issued and outstanding and the total number of authorized shares of preferred stock of the Borrower (the "Preferred Stock") is 20,000,0000 shares,no sharesof which are issued and outstanding. Borrower does not have any authorized shares of preferred stock. The outstanding capitalization of the Borrower as of the date hereof is set forth in Schedule 3.3 annexed hereto. Except as otherwise disclosed in Schedule 3.3, there are no warrants, options or preemptive rights authorized or outstanding with respect to any of the Borrower`s capital stock. The Borrower shall not issue any derivative securities without the express written consent of the Lender. Following the merger with U.S. Patriot, Inc. with the Borrower, each share of U.S. Patriot, Inc. common stock and preferred stock, as the case may be, will be converted into and become one validly issued, fully paid and non-assessable share of Borrower common stock or preferred stock, as the case may be.

     3.4 Stock Ownership. The stockholders, which are reflected on Schedule 3.3,
         ---------------
are holders of all of the issued and outstanding Common Stock and, except as contemplated by the Loan Documents and Schedule 3.3, there are no commitments, agreements or undertakings with respect to the issuance of any equity or debt securities of the Borrower.

     3.5 Material Liabilities.  The sole outstanding material liabilities of the
         --------------------
Borrower are set forth on Schedule 3.5 annexed hereof.

     3.6 Proceeds of  Convertible  Note.  The Borrower shall use the proceeds of
         ------------------------------
the Convertible Note solely for those purposes set forth on Schedule 2.3 hereof.

3.7      Registration  Rights.  Except as set forth in Schedule 3.7, there are
         --------------------
no registration rights agreements with respect to anyof the Borrower`s capital stock.

     3.8 Material Agreements.  Except for those agreements set forth on Schedule
        --------------------
3.8 hereof, there are no other material agreements to which the Borrower is a party.


     3.9 Title to  Assets.  Except  as set forth on  Schedule  3.9  hereof,  the
        ------------------
Borrower has good and marketable title to all of its properties and assets, all of which are free and clear of any and all liens, mortgages, pledges, encumbrances or charges of any kind or nature whatsoever (collectively, "Liens").


     3.10 Litigation.  There are no pending or threatened actions or proceedings
         ------------
before any court, any state, provincial or federal regulatory body, or any self-regulatory organization arbitrator or governmental or administrative body or agency which would have a Material Adverse Effect or in any way materially affect or call into question the power and authority of the Borrower to enter into or perform this Agreement and the Loan Documents.

     3.11 Taxes. The Borrower has filed all income tax returns (if any) required
         -------
to be filed by it and all taxes due thereon have been paid, and no controversy in respect of additional income taxes, municipal, state or federal, of the Borrower is pending or threatened.

     3.12 Agreements or Restrictions Affecting the Borrower. The Borrower is not
         --------------------------------------------------
a party to or otherwise bound by any contract or agreement or subject to any restrictions which would have Material Adverse Effect or restricts the Borrower`s ability to enter into this Agreement or any of the other of the Loan Documents or the Borrower`s ability to effect the transactions contemplated therein and herein.

     3.13 Governmental Approval. No approval of any federal, state, municipal or
          ---------------------
other local governmental authorities is necessary to carry out the terms of this Agreement and the Loan Documents, and no consents or approvals are required in the making or performance of this Agreement and the Loan Documents.

     3.14 Board of Directors. The Board of Directors of the Borrower consists of
          -------------------
Chris Schwartz. Following the merger with U.S. Patriot, the Board of Directors shall be expanded to include such number of directors required by the rules promulgated by the Securities and Exchange Commission.

     3.15 No Untrue Statements. None of this Agreement or the Loan Documents nor
          ---------------------
any other agreements, reports, schedules, certificates or instruments heretofore or simultaneously with the execution of this Agreement delivered to Lender, contains any misrepresentation or untrue statement of fact or omits to state any fact necessary to make any of such agreements, reports, schedules, certificates or instruments not misleading.

     3.16 Employee Benefit Plans.
          ----------------------

         (a) Borrower has disclosed to Lender in writing prior to the execution of the Agreement and has listed on Schedule 3.16 all Borrower Benefit Plans. If there are any such plans, attached,to Schedule 3.16 are correct and complete copies, in each case of all Borrower Benefit Plans. For purposes of this Agreement, "Borrower Benefit Plans" means all pension, retirement, profit-sharing, deferred compensation, stock option, employee stock ownership, severance pay, vacation, bonus, or other incentive plan, all other written employee agreements or programs, all medical, vision, dental, or other health plans, all life insurance plans, and all other employee benefit plans or fringe benefit plans, including, without limitation, "employee benefit plans" as that term is defined in Section 3(3) of ERISA maintained by, sponsored in whole or in part by, or contributed to by, the Borrower or any of its Affiliates for the benefit of managers, members, employees, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries and under which managers, members, employees, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries are eligible to participate. Any of the Borrower Benefit Plans which is an "employee welfare benefit plan," as that term is defined in Section 3(l) of ERISA, or an "employee pension benefit plan," as that term is defined in Section 3(2) of ERISA, is referred to herein as a "Borrower ERISA Plan." Any Borrower ERISA Plan which is also a "defined benefit plan" (as defined in Section 414(j) of the Internal Revenue Code or Section 3(35) of ERISA) is referred to herein as a "Borrower Pension Plan." Neither Borrower nor any Affiliate has an "obligation to contribute" (as defined in ERISA Section 4212) to a "multiemployer plan" (as defined in ERISA Sections 4001(a)(3) and 3(37)(A)). Each "employee pension benefit plan," as defined in
Section 3(2) of ERISA, ever maintained by the Borrower or any Affiliate that was intended to qualify under Section 401(a) of the Internal Revenue Code and with respect to which any Affiliate has any liability, is disclosed as such in
Schedule 3.16.

         (b) Borrower has attached to Schedule 3.16 correct and complete copies of the following documents: (i) all trust agreements or other funding arrangements for such Borrower Benefit Plans (including insurance contracts), and all amendments thereto; (ii) with respect to any such Borrower Benefit Plans or amendments, all determination letters, rulings, opinion letters, information letters, or material advisory opinions issued by the Internal Revenue Service, the United States Department of Labor, or the Pension Benefit Guaranty Corporation after December 31, 1994; (iii) annual reports or returns, audited or unaudited financial statements, actuarial valuations and reports, and summary annual reports prepared for any Borrower Benefit Plan with respect to the most recent plan year; and (iv) the most recent summary plan descriptions and any material modifications thereto.

         (c) All Borrower Benefit Plans are in material compliance with the applicable terms of ERISA, the Internal Revenue Code, and any other applicable laws, the breach or violation of which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Borrower. Each Borrower ERISA Plan currently maintained by Borrower which is intended to be qualified under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service, and Borrower is not aware of any circumstances which will or could reasonably result in revocation of any such favorable determination letter. Each trust created under any Borrower ERISA Plan, which is an "employee pension benefit plan" as defined in Section 3(2) of ERISA, has been determined to be exempt from tax under
Section 501(a) of the Internal Revenue Code and Borrower is not aware of any circumstance which will or could reasonably result in revocation of such exemption. With respect to each Borrower Benefit Plan to the best knowledge of Borrower, no event has occurred which will or could reasonably give rise to a loss of any intended tax consequences under the Internal Revenue Code or to any tax under Section 511 of the Internal Revenue Code that is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on Borrower.

There is no material pending or, to the best knowledge of the Borrower, threatened litigation relating to any Borrower ERISA Plan.

         (d) No Affiliate has engaged in a transaction with respect to any Borrower Benefit Plan that, assuming the taxable period of such transaction expired as of the date of this Agreement, would subject any Affiliate to a material tax or penalty imposed by either Section 4975 of the Internal Revenue Code or Section 502(i) of ERISA in amounts which are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Borrower. Neither Borrower nor, to the best of Borrower`s knowledge, any administrator or fiduciary of any Borrower Benefit Plan (or any agent of any of the foregoing) has engaged in any transaction, or acted or failed to act in any manner which could subject Borrower to any direct or indirect liability (by indemnity or otherwise) for breach of any fiduciary, co-fiduciary, or other duty under ERISA, where such liability, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect on the Borrower. To its best knowledge, no oral or written representation or communication with respect to any aspect of the Borrower Benefit Plans has been made to employees of the Borrower or any Affiliate which is not in accordance with the written or otherwise preexisting terms and provisions of such plans, where any liability with respect to such representation or disclosure is reasonably likely to have a Material Adverse Effect on Borrower.

         (e) Since the date of the most recent actuarial valuation, there has been (i) no material change in the financial position or funded status of any Borrower Pension Plan, (ii) no change in the actuarial assumptions with respect to any Borrower Pension Plan, and (iii) no increase in benefits under any Borrower Pension Plan as a result of plan amendments or changes in applicable Law, any of which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Borrower. No Borrower Pension Plan has an "accumulated funding deficiency" within the meaning of Section 412 of the Internal Revenue Code or Section 302 of ERISA. All contributions with respect to a Borrower Pension Plan have or will be timely made and there is no lien or expected to be a lien under Internal Revenue Code Section 412(n) or ERISA
Section 302(f) or tax under Internal Revenue Code Section 4971. Neither the Borrower nor any Affiliate has provided, or is required to provide, security to a Borrower Pension Plan pursuant to Section 401(a)(29) of the Internal Revenue Code. All premiums required to be paid under ERISA Section 4006 have been timely paid by Borrower, except to the extent any failure would not have a Material Adverse Effect on Borrower.

         (f) No liability under Title IV of ERISA has been or is expected to be incurred by the Borrower or any Affiliate with respect to any defined benefit plan currently or formerly maintained by any of them that has not been satisfied in full (other than liability for Pension Benefit Guaranty Corporation premiums, which have been paid when due), except to the extent any failure would not have a Material Adverse Effect on Borrower.

         (g) The Borrower and any Affiliate have no obligations for retiree health and retiree life benefits under any of the Borrower Benefit Plans other than with respect to benefit coverage mandated by applicable Law.

         (h) Except as disclosed in Schedule 3.16(h), neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will, by themselves, (1) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute, or otherwise) becoming due to any manager, director or any employee of the Borrower or Affiliate under any Borrower Benefit Plan or otherwise, (2) increase any benefits otherwise payable under any Borrower Benefit Plan, or (3) result in any acceleration of the time of payment or vesting of any such benefit.

         (i) Except as set forth in the Schedule 3.16, Borrower does not
                                        --------------
maintain or otherwise pay for life insurance policies (other than group term life policies on employees) with respect to any manager, director, officer or employee. Schedule 3.16 lists each such insurance policy and includes a copy of
         --------------
each agreement with a party other than the insurer with respect to the payment, funding or assignment of such policy. To the best of Borrower`s knowledge, neither Borrower nor any Borrower Pension Plan or Borrower Benefit Plan owns any individual or group insurance policies issued by an insurer which has been found to be insolvent or is in rehabilitation pursuant to a state proceeding.

     SECTION 4. Conditions Precedent to Making Loan.
                ------------------------------------

         The Lender shall not be obligated to make the Loan until all of the following conditions have been satisfied by proper evidence, execution and/or delivery to the Lender of the following items, all in form, and substance reasonably satisfactory to the Lender:

     (a)  The Convertible Note;

     (b)  This Agreement;

     (c) Pledge Agreement, Patent & Trademark Filing, and Delivery of Master pledging and securing intellectual property of the motion picture "Snipes".

     (d)  A Security Agreement and UCC-1 for the Borrower and any Subsidiary;


     (e)  Guaranty of U.S. Patriot Inc. and 1025 Investments, Inc.

     (f)  Subordination by certain Lenders with Liens on Snipes.

     (g) Unanimous consent of the Board of Directors of the Borrower and all Subsidiaries, certified by the Secretary of the Borrower as of the Closing Date, approving or otherwise ratifying the transactions contemplated by this Agreement, and approving the form of this Agreement and the Loan Documents, and authorizing execution, delivery, and performance thereof;

     (h) Specimen signatures of the officer of the Borrower and Subsidiary executing this Agreement and the Loan Documents, and the officer authorized to borrow under the Loan Documents, certified by the Secretary of the Borrower or Subsidiary;

     (i) A copy of the Articles of Incorporation, certified by an official of the Borrower`s jurisdiction of formation or incorporation and further certified by the Secretary of Borrower not to have been altered or amended since certification by such official; and a copy of the Bylaws of the Borrower, certified as true and correct by the Secretary of the Borrower;

     (j)  Such  other  instruments,   documents  or  items  as  the  Lender  may
          reasonably request;

     (k) No Event of Default shall have occurred and be continuing under this Agreement, the Convertible Note or any other Loan Document, nor shall the Borrower be in default under any other document or agreement to which it is a party or by which it or any of its properties or assets are bound; and

     (l)  Payment of the  origination  and commitment fees referenced in Section
          2.1 hereof.

     SECTION 5. Affirmative  Covenants.  The Borrower covenants that, so long as
              -------------------------
any portion of the Liabilities remains unpaid and unless the Lender otherwise consents in writing, it will:

     5.1  Taxes  and  Liens.  Promptly  pay,  or cause to be  paid,  all  taxes,
         ------------------
assessments and other governmental charges which may lawfully be levied or assessed upon the income or profits of the Borrower, or upon any property, real, personal or mixed, belonging to the Borrower, or upon any part thereof, and also any lawful claims for labor, material and supplies which if unpaid, might become a lien or charge against any such property; provided, however, the Borrower shall not be required to pay any such tax, assessment, charge, levy or claim so long as the validity thereof shall be actively contested in good faith by proper proceedings; but provided further that any such tax, assessment, charge, levy or claim shall be paid or bonded in a manner satisfactory to the Lender forthwith upon the commencement of proceedings to foreclose any lien securing the same.

     5.2 Business and Existence.  Do or cause to be done all things necessary to
         ----------------------
preserve and to keep in full force and effect any licenses necessary to the business of the Borrower, its corporate existence and rights of its franchises, trade names, trademarks, and permits which are reasonably necessary for the continuance of its business; and continue to engage principally in the business currently operated by the Borrower.

     5.3 Insurance and Properties.  Keep its business and properties  insured at
         -------------------------
all times with responsible insurance companies and carry such types and amounts of insurance as are required by all federal, state and local governments in the areas which Borrower does business and as are usually carried by entities engaged in the same or similar business similarly situated. In addition, Borrower shall maintain in full force and effect policies of liability insurance in amounts at least equal to that currently in effect.

     5.4 Maintain Property.  Maintain its property in good order and repair and,
         ------------------
from time to time, make all needed and proper repairs, renewals, replacements, additions and improvements thereto, so that the business carried on may be properly and advantageously conducted at all times in accordance with prudent business management, and maintain annually adequate reserves for maintenance thereof.

     5.5 True Books.  Keep true books of record and account in which full,  true
         ----------
and correct entries will be made of all of its dealings and transactions, and set aside on its books such reserves as may be required by Generally Accepted Accounting Principles, consistently applied, with respect to all taxes, assessments, charges, levies and claims referred to in Section 5.1 hereof, and with respect to its business in general, and include such reserves in interim as well as year-end financial statements.

     5.6 Pay Indebtedness to Lender and Perform Other  Covenants.  (a) Make full
         -------------------------------------------------------
and timely payment of the principal of and interest on the Convertible Note and all other indebtedness of the Borrower to the Lender, whether now existing or hereafter arising, including the payment of fees; and (b) duly comply with all terms and covenants contained in this Agreement, the Convertible Note, the other Loan Documents and any other instruments and documents given to the Lender pursuant to this Agreement.

     5.7 Right of Inspection. Permit any person designated by the Lender, at the
        --------------------
Lender`s expense, to visit and inspect any of the properties, books and financial reports of the Borrower, all at such reasonable times upon forty-eight
(48) hours prior notice to Borrower, and as often as the Lender may reasonably request, provided the Lender does not interfere with the daily operations of the Borrower.

     5.8 Observance of Laws.  Conform to and duly observe all laws,  regulations
         ------------------
and other valid requirements of any regulatory authority with respect to the conduct of its business.

     5.9  Borrower`s  Knowledge  of Default.  Upon an officer or director of the
          ---------------------------------
Borrower obtaining knowledge of, or threat of, an Event of Default hereunder, cause such officer to promptly, within no more than ten (10) business days, deliver to the Lender notice thereof specifying the nature thereof, the period of existence thereof, and what action the Borrower proposes to take with respect thereto.

     5.10 Notice of  Proceedings.  Upon an officer or  director of the  Borrower
         ------------------------
obtaining knowledge of any material litigation, dispute or proceedings being instituted or threatened against the Borrower, or any attachment, levy, execution or other process being instituted against any assets of the Borrower, cause such officer to promptly, within no more than ten (10) business days, give the Lender written notice of such litigation, dispute, proceeding, levy, execution or other process.

     5.11  Payment  of  Lender`s  Expenses.  If at any time or times  hereafter,
           --------------------------------
Lender employs counsel in connection with the execution and consummation of the transactions contemplated by this Agreement or to commence, defend or intervene, file a petition, complaint, answer, motion or other pleading, or to take any action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Agreement or any other Loan Document, or any other agreement, guaranty, Convertible Note, instrument or document heretofore, now or at any time or times hereafter executed by Borrower and delivered to Lender, or to enforce any rights of Lender hereunder whether before or after the occurrence of any Event of Default, or to collect any of the Liabilities, then in any of such events, all of the reasonable attorneys` fees arising from such services, and any expenses, costs and charges relating thereto, shall be part of the Liabilities, payable on demand. In connection the initial loan documentation, counsel fees shall fees shall not exceed $5,000.

     5.12 Lender`s Representative. Borrower hereby grants to a representative of
          ------------------------
the Lender the right to attend and observe all Meetings of the Borrower`s Board of Directors held during the period commencing on the Closing Date and for so long as any Liabilities are due and owing to Lender, provided that said designee is reasonably acceptable to the Board of Directors of the Borrower. The Borrower shall cause such designee to receive written notice of all meetings of Borrower`s Board of Directors as if such designee was a member of Borrower`s Board of Directors. Lender`s designee shall be reimbursed for all reasonable and customary out of pocket expenses relating to his service on the Board and or any Committee thereof, and shall receive such compensation, if any, all as shall be commensurate with reimbursements and payments received by other non-employee directors. Borrower hereby agrees to provide Lender`s designee with a copy of all written consents of Borrower`s Board of Directors within ten business days after the date of any such consent. If this loan is still outstanding six months from the date of funding, Lender shall have the right to nominate two members to the Borrower`s Board of Directors, and Borrower shall take all action necessary to get such nominees elected immediately. Lender`s representative on the Board shall be paid reasonable and customary director`s fees, expenses and options and shall be insured under a D & O policy acceptable to Lender.


     5.13 Financial Reporting. The Borrower shall provide to Lender audited ----------------------[
annual financial statements, audited by mutually agreed upon independent certified public accounting firm. Said financial statements shall be prepared in accordance with Generally Accepted Accounting Principles, consistently applied, and shall be delivered to Lender within ninety (90) days after the close of the Borrower`s fiscal year. The report of the auditor that accompanies the financial statements shall not contain any qualifications or limitations. The Borrower`s fiscal year ends on December 31, and shall not be changed without the prior written consent of the Lender. The Borrower shall provide to Lender unaudited monthly financial statements (including month to date and year to date actual to prior periods) and a report in the form of Exhibit 2, both presented in accordance with Generally Accepted Accounting Principles ("GAAP"), consistently applied, and shall be delivered to Lender within twenty-five (25) days after the close of the Borrower`s month. Borrower shall also deliver any other reports reasonably requested by Lender. If the reports are not delivered within 25 days of the month or request date, whichever is applicable, then the Borrower will pay a late fee of $250 per day until the report is delivered. Lender shall keep all non public financial statements and other reports deleivered by Borrower confindential.

     5.14 Financial  Covenants.  As of the date hereof and until the Termination
          ---------------------
Date, the Borrower must maintain the following ratios:


         (a) Cash Interest Coverage. Until the Termination Date, the Borrower shall maintain a Consolidated EBITDA ratio, based on any of the Borrower`s quarterly financial statements (as determined on the last day of each fiscal quarter for the immediately preceding quarter), of 2.0 or greater. The Consolidated EBITDA ratio is defined as Consolidated EBITDA divided by Interest Expense (Consolidated EBITDA / Interest Expense).

         (b) Cash Flow Coverage Ratio. The ratio of (a) the Borrower`s Cash Flow to (b) the sum of (i) the Borrower`s consolidated Interest Expense plus (ii) the Borrower`s scheduled payments of principal (including the principal component of Capital Leases) to be paid during the 12 months following any date of determination shall at all times exceed 1.5 to 1.0. Compliance with the ratio will be tested as of the last day of each month, with Cash Flow and Interest Expense being calculated for the twelve months then ended.

         (c) Current Ratio. The Borrower will at all times maintain a Current Ratio of not less than 1.5 to 1.0. The Current Ratio shall be calculated and tested quarterly as of the last day of each fiscal quarter of the Borrower.

         (d) Actual versus Budget. The Borrower shall on a quarterly basis achieve 75 percent of its budgeted revenue and income. Budget numbers shall be those delivered to Lender contemporaneously herewith and then on an annual calendar basis.

         5.15 Certificate of Covenant Compliance On the last day of each March,
              ----------------------------------
June, October and December, the Borrower will issue a Certificate of Covenant Compliance, executed by either the Chief Executive Officer or Chief Financial Officer in the form of Schedule 5.15 attached hereto. If the Borrower is not in compliance with the covenants specified in Sections 5 and 6 herein, the Borrower will modify the Certificate of Covenant Compliance by stating the exception and providing a detailed explanation of the non-compliance.


     SECTION 6. Negative  Covenants.  The Borrower covenants and agrees that, so
                --------------------
long as any portion of the Liabilities remains unpaid and unless the Lender otherwise gives its prior written consent, it will not, directly or indirectly:

     6.1 Mortgages,  Liens, Etc. Incur,  create,  assume or permit to exist, any
         -----------------------
mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including liens arising under conditional sales or other title retention agreements upon any of its assets or properties of any character other than in the ordinary course of business, without the prior written consent of the Lender.

     6.2 Capital  Expenditures.  Make or become  committed to make,  directly or
         ---------------------
indirectly, any capital expenditures (including written limitation, capitalized leases) amounting to in excess of $50,000 in the aggregate, without the prior written consent of the Lender.

     6.3 Loans and Investments. Lend or advance money, credit or property to any
         ---------------------
Person, or invest in (by capital contribution or otherwise), or purchase or repurchase the stock or indebtedness or assets or properties of any Person, or agree to do any of the foregoing, other than in the ordinary course of business, without the prior written consent of the Lender.

     6.4  Guarantees.  Assume,  endorse or otherwise  become or remain liable in
          ------------
connection with the obligations (including accounts payable) of any other Person, other than in the ordinary course of business.

     6.5 Sale of Assets,  Dissolution,  Etc. Transfer,  sell,  assign,  lease or
         ----------------------------------
otherwise dispose of any of its properties or assets, or any assets or properties necessary or desirable for the proper conduct of its business, or transfer, sell, assign or otherwise dispose of any of its Convertible Note, accounts, or contract rights to any Person, or change the nature of its business, wind-up, liquidate or dissolve, or agree to any of the foregoing, other than in the ordinary course of business, without the prior written consent of the Lender.

     6.6  Acquisition  of Assets.  Permit the purchase,  acquisition or lease of
          ----------------------
assets of any Person or Persons, other than in the ordinary course of business, without the prior written consent of Lender.

     6.7 Compensation. The Borrower must not increase the compensation of any of
         ------------
its officers or consultants making more than $100,000 per year, hire any relative of any officer, director or shareholder of the Borrower, or pay a bonus to any such person.

     6.8  Indebtedness.   Incur,   create,   assume  or  permit  to  exist,  any
          -------------
indebtedness or obligation or enter into or extend or amend any material agreement or lease in excess of $100,000, without the prior written consent of Lender.

     6.9 Subsidiaries. Establish or form a partially or wholly owned subsidiary.
         ------------

     SECTION 7. Events of Default.
                 -----------------

     7.1 Defaults.  Each of the following  shall  constitute an Event of Default
         ---------
(an "Event of Default") hereunder: (a) the failure to pay when due any principal or interest hereunder or under the Convertible Note and the continuance of such failure for a period of ten (10) business days thereafter; (b) any other violation by the Borrower of any recital, funding condition, representation, warranty, covenant or agreement contained in this Agreement or in any of the Loan Documents; or any violation by the Borrower of any recital, funding condition, representation, warranty, covenant or agreement contained in any other document or agreement to which the Borrower and the Lender are parties;
(c) any change in the majority of the Board of Directors or of the management or in the control of the Borrower which is not contemplated in Section 5.12 or 3.14 herein or previously approved by the advance written consent of the Lender; (d) execution of any agreement, letter, memorandum of understanding or similar document relating to the transfer, disposition or sale of all or substantially all of the assets of the Borrower to anyone without the approval of the Lender;
(e) an assignment for the benefit of creditors by the Borrower; (f) an application for the appointment of a receiver or liquidator for the Borrower or any of its material assets; (g) an issuance of an attachment or the entry of a judgment against the Borrower in excess of $50,000; (h) a default by the Borrower with respect to any other indebtedness in excess of $50,000 due to the Lender; (i) the making or sending of a notice of intended bulk sale by the Borrower; (l) the issuance of a determination by a court of competent jurisdiction that one or more Loan Documents or one or more material provisions of any Loan Document is unenforceable, or the issuance of an injunction against the enforcement of any such Loan Document or material provision; (m) upon the reasonable determination by the Lender that there has been a Material Adverse Effect; and (n) the occurrence of an Activity Event of Default (as defined in Section 8.6 herein). Upon the occurrence of any of the foregoing Events of Default, the Convertible Note and the Loan will be considered to be in default and the entire unpaid principal sum hereof, together with accrued interest, will at the option of the holder thereof become immediately due and payable in full. Upon the occurrence of an Event of Default, the Borrower agrees to pay reasonable collection costs and expenses, including reasonable attorneys` fees and interest (cash only, not stock) at the lesser of: (i) 18% per annum (cash only, not stock) or (ii) the maximum rate allowed under applicable law, from the date of the default at the maximum rate permitted by law computed on the unpaid principal balance.


     SECTION 8. SBIC Provisions.  The Borrower acknowledges that the Lender is a
                ----------------
small business investment company licensed by the United States Small Business Administration, and makes the following representations, warranties and covenants to Lender:

     8.1 Small  Business  Concern.  The Borrower  represents and warrants to the
         -------------------------
Lender that the Borrower, taken together with its "affiliates" (as that term is defined in 13 C.F.R. ss.121.103), is a "Small Business Concern" within the meaning of 15 U.S.C. ss.662(5), that is Section 103(5) of the Small Business Investment Act of 1958, as amended (the "Act"), and the regulations thereunder, including 13 C.F.R. ss.107, and meets the applicable size eligibility criteria set forth in 13 C.F.R. ss.121.301(c)(1) or the industry standard covering the industry in which the Borrower is primarily engaged as set forth in 13 C.F.R. ss.121.301(c)(2). Neither the Borrower nor any of its subsidiaries presently engages in any activities for which a small business investment company is prohibited from providing funds by the SBIC Act, including 13 C.F.R. ss.107.

     8.2 Small Business Administration  Documentation.  On or before the Closing
          --------------------------------------------
Date, Lender shall have received SBA Form 480 (Size Status Declaration) and SBA Form 652 (Assurance of Compliance) which have been completed and executed by the Borrower, and SBA Form 1031 (Portfolio Finance Report), Parts A and B of which have been completed by the Borrower (the "SBA Documents").

     8.3 Inspection. The Borrower will permit the Lender or its representatives,
         -----------
at Borrower`s expense, and examiners of the SBA to visit and inspect the properties and assets of the Borrower, to examine its books of account and records, and to discuss the Borrower`s affairs, finances and accounts with the Borrower`s officers, senior management and accountants, all at such reasonable times as may be requested by the Lender or SBA.

     8.4  Informational  Covenant.  Within  sixty (60) days after the end of the
          -----------------------
fiscal year of the Borrower, the Borrower will furnish or cause to be furnished to Lender information required by the SBA concerning the economic impact of the Lender`s investment, for (or as of the end of)each fiscal year, including but not limited to, board minutes, information concerning full-time equivalent employees; Federal, state and local income taxes paid; gross revenue; source of revenue growth; after-tax profit and loss; and Federal, state and local income tax withholding. Such information shall be forwarded by Borrower on a form provided by the Lender. The Borrower also will furnish or cause to be furnished to the Lender such other information regarding the business, affairs and condition of the Borrower as the Lender may from time to time reasonably request.

     8.5 Use of Proceeds. Subject to Section 2.3, the Borrower certifies that it
         ----------------
will use the proceeds from the Loan for the purposes and in the amounts set forth on Schedule 2.3. The Borrower will deliver to the Lender from time to time promptly following the Lender`s request, a written report, certified as correct by an officer, verifying the purposes and amounts for which proceeds from the Loan have been disbursed. Subject to Section 2.3, the Borrower will supply to the Lender such additional information and documents as the Lender reasonably requests with respect to its use of proceeds, and will permit the Lender to have access to any and all Borrower records and information and personnel as the Lender deems necessary to verify how such proceeds have been or are being used, and to assure that the proceeds have been used for the purposes specified on
Schedule 2.3.

     8.6 Activities and Proceeds.
         ------------------------

         (a) Neither the Borrower nor any of its affiliates (as defined in above) will engage in any activities or use directly or indirectly the proceeds from the Loan for any purpose for which a small business investment company is prohibited from providing funds by the SBIC Act, including 13 C.F.R. ss.107.

         (b) Without obtaining the prior written approval of the Lender, the Borrower will not change within one (1) year of the Closing Date the Borrower`s business activity from that described on Schedule 8.6 to a business activity which a small business investment company is prohibited from providing funds by the SBIC Act. The Borrower agrees that any such changes in its business activity without such prior written consent of the Lender will constitute a material breach of the obligations of the Borrower under this Agreement and the Loan Documents (an "Activity Event of Default").

     SECTION 9. Miscellaneous.
               ---------------
     9.1 Registration Rights.
         -------------------

         (a) Registrable Securities shall be fully registered and freely tradeable within 180 days from the closing of the Loan. If the Borrower for any reason fails to have the Registrable Securities fully registered within 180 days from closing of the Loan, then, at the option of Lender, for each full calendar month that the Registrable Securities are not fully registered, Borrower shall issue 0.1 % of its common shares then outstanding computed on a fully diluted basis per day until the shares are registered.

         (b) If at any time after the date hereof, the Borrower shall file a registration statement relating to any of its securities, it will notify the Holder in writing and, upon the Holder`s request, will include the offer and sale of Registrable Securities in such registration statement. In the event that the Borrower fails include Registrable Securities in a piggy back statement as required herein, the Borrower shall give notice demanding a registration and 105 days after the notice the Borrower shall prepare and file a registration statement with the SEC with respect to such Registrable Securities. If the Borrower fails to file within said time period, then, at the option of Lender, for each full calendar month that the Registrable Securities are not fully registered, Borrower shall Borrower shall issue 0.1 % of its common shares then outstanding computed on a fully diluted basis per day until the shares are registered.

         (c) Whenever required to include Registrable Securities in any registration or to effect the registration of any Registrable Securities pursuant to this Agreement, the Borrower shall, as expeditiously as reasonably possible prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its absolute best lawful efforts to cause such registration statement to become effective, and use its absolute best efforts to keep such registration statement effective until all such Registrable Securities have been distributed. In addition, the Borrower shall use its best lawful efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Borrower shall not be required in connection therewith or as a condition thereto to qualify as a broker-dealer in any states or jurisdictions or to do business or to file a general consent to service of process in any such states or jurisdictions.

         (d) All expenses, other than underwriting discounts and commissions incurred in connection the registrations contemplated herein, including, without limitation, all registration, filing and qualification fees, printers` and accounting fees, fees and disbursements of counsel for the Borrower, and the reasonable fees and disbursements of one counsel for the selling Holders, shall be borne by the Borrower.

         (e) Subject to the terms and conditions of this Agreement and the Convertible Notes, the right to cause the Borrower to register Registrable Securities pursuant to this Agreement may be assigned by Holder to any transferee or assignee of such securities; provided that said transferee or assignee is a transferee or assignee of at least five percent (5%) of the Registrable Securities.

     9.2  Computation  of  Interest  and Payment and  Prepayment  of  Principal.
          ---------------------------------------------------------------------
Interest on the Convertible Note shall be computed on the basis of a year of 365 days. If any principal amount under the Convertible Note becomes due and payable on other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and interest on such principal shall be payable at the then applicable rate during such extension period.

     9.3 Waiver of Default.  The Lender may, by written  notice to the Borrower,
          ---------------
at any time and from time to time, waive any default in the performance or observance of any condition, covenant or other term hereof or any Event of Default which shall have occurred hereunder and its consequences. Any such waiver shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, the Borrower and the Lender shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.

     9.4 Amendments and Waivers. The Lender and the Borrower may, subject to the
        -----------------------
provisions of this section, from time to time, enter into written agreements supplemental hereto for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing or waiving in any manner the rights or requirements of the Lender or of the Borrower hereunder. Any such written supplemental agreement or waiver shall be binding upon the Borrower and Lender.

     9.5 Notices.  Except in cases where it is expressly  herein  provided  that
         --------
such notice, request or demand is not effective until received by the party to whom it is addressed, all notices, requests and demands to or upon the respective parties hereto under this Agreement and all other Loan Documents shall be deemed to have been given or made when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, addressed as follows or to such other address as may be hereafter designated in writing by the respective parties.


                  The Borrower:             Trimedia Entertainment Group, Inc.
                                            101 Charles Drive
                                            Bryn Mawr PA 19010
                                            Attention:  Chris Schwartz
                                            Phone:  (610) 660-5906
                                            Fax  (610) 660-5905


                  The Lender:               Gemini Growth Fund, LP
                                            700 Gemini
                                            Houston, Texas 77058
                                            Attention:  Larry St. Martin
                                            Phone:  (281) 488-8484
                                            Fax:  (281) 488-8404

     9.6 No Waiver; Cumulative Remedies. No waiver of any provision hereof shall
         ------------------------------
be deemed to operate as a waiver of any other provision hereof. In the event that the Borrower shall be deemed to have waived any provision hereof at any time, such waiver shall not be deemed to have extended to any other provision hereof at the time such waiver was deemed to have occurred or at any other time. No failure to exercise and no delay in exercising, on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and in the other Loan Documents provided are cumulative and not exclusive of any rights or remedies provided by law.

     9.7 Survival of Agreements. All agreements,  representations and warranties
         ----------------------
made herein shall survive the execution and delivery of this Agreement and the other Loan Documents and the making and renewal of loans hereunder and the termination of this Agreement and the other Loan Documents.

     9.8 Governing Law. This Agreement and the legal relations among the parties
         --------------
hereto shall be governed by and construed in accordance with the laws of the State of Texas without regard to its conflicts of law doctrine. Each of the parties hereto irrevocably consents to the jurisdiction of the federal and state courts located in Dallas County, the State of Texas.

     9.9  Enforceability of Agreement.  Should any one or more of the provisions
         -----------------------------
of this Agreement be determined to be illegal or unenforceable as to one or more of the parties, all other provisions nevertheless shall remain effective and binding on the parties hereto, up to the full amount permitted by law.

     9.10 Usury Savings Clause.  Notwithstanding  any other provision herein, in
          ---------------------
the event that the aggregate interest rate charged under the Loan Documents, including all charges or fees in connection therewith deemed in the nature of interest, exceeds the maximum legal rate, then the Lender shall have the right to make such adjustments as are necessary to reduce the aggregate interest rate to the maximum legal rate. The Borrower waives any right to prior notice of such adjustment and further agrees that such adjustment may be made by the Lender subsequent to notification from the Borrower that the aggregate interest charged exceeds the maximum legal rate. There are no unwritten oral agreement between Borrower and Lender.

     9.11  Execution  of  Counterparts.  This  Agreement  may be executed in any
           ----------------------------
number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     9.12  Stamp  or  Other  Taxes.  The  Borrower  agrees  to pay  any  and all
           ------------------------
documentary, intangible stamp or excise taxes now or hereafter payable in respect to this Agreement and the other Loan Documents or any modification thereof, and shall hold the Lender harmless with respect thereto. The Borrower further agrees that Lender may deduct from any account of the Borrower the amount of any such documentary or intangible stamp or tax payable, the decision of the Lender as to the amount thereof to be conclusive, absent manifest error.

     9.13 Intentionally deleted

     9.14 Fees and  Expenses.  The Borrower  shall  reimburse the Lender for all
         --------------------
past and future fees and expenses (including but not limited to the origination and commitment fee, reasonable out-of-pocket costs, legal expenses (as detailed above), offering fees, advisory and consulting fees, travel and communication expenses, and reproduction costs) incurred in connection with the Loan Documents ("Fees and Expenses"). Fees and Expenses incurred through the Closing Date by the Borrower will be netted against the initial proceeds received under this Agreement. Fees and Expenses incurred after the Closing Date shall promptly be paid by the Borrower upon receipt from Lender of an invoice itemizing such Fees and Expenses. Fees and Expenses incurred hereof to an affiliate of the Lender shall be included with the Borrower`s Liabilities.

     9.15  Assignability.  This  Agreement  shall  inure to the  benefit  and be
           -------------
binding upon the parties hereto and their respective successors and permitted assigns. This Agreement and the Convertible Note will not be assignable, in whole or in part, by the Borrower, without the prior written consent of the Lender. This Agreement may be assigned or transferred, in whole or in part, by the Lender upon written notice to the Borrower. A change in control of either party shall be deemed to be an assignment. Any purported assignment effected without such consent shall be null and void.

     9.16 Complete  Agreement.  This Agreement  constitutes the entire agreement
         --------------------
between the parties and supersedes all agreements, representations, warranties, statements, promises and understanding, whether oral or written, with respect to the subject matter hereof.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

WITNESS:                          GEMINI GROWTH FUND, LP
                                  By: GEMINI GROUP, LLC, its
                                      GENERAL PARTNER

______________________________    By:_________________________
Name:                               Scott Cook, Authorized Member





WITNESS:                          Trimedia Entertainment Group, Inc



______________________________    By:  __________________________
Name:                                 Chris Schwartz
                                      President

                                   ATTACHMENTS
                                  -------------

Exhibit 1             Form of Convertible Note
Exhibit 2             Financial Summary


Schedule 2.3          Use of Proceeds
Schedule 3.1          Organization
Schedule 3.1(b)       Subsidiaries
Schedule 3.3          Outstanding Equity Rights
Schedule 3.5          Material Liabilities
Schedule 3.8          Material Agreements
Schedule 3.16         Employee Benefit Plans
Schedule 5.15         Certificate of Covenant Compliance
Schedule 8.6          Business Activity